                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005
                                                          --------------


                           Camco FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-25196                51-0110823
----------------------------          -----------        -----------------------
(State or other jurisdiction          (Commission        (IRS Employer I.D. No.)
     of incorporation)                 File No.)

                    6901 Glenn Highway, Cambridge, Ohio 43725
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       (740) 435-2020
                                                    -------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

     On March 22, 2005, Camco Financial Corporation issued a news release announcing a dividend on its common stock. The news release is attached hereto as Exhibit 99.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.                     Description
                  -----------                     -----------
                      99 News Release of Camco Financial Corporation dated March 22, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CAMCO FINANCIAL CORPORATION


                                          By:  /s/ Mark A. Severson
                                               --------------------------------
                                               Mark A. Severson
                                               Chief Financial Officer


Date:  March 24, 2005





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